                                                                     Exhibit 3.2


          EXHIBIT A TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED
                       PARTNERSHIP OF VORNADO REALTY L.P.
                                    3/11/99
                              NEWKIRK ACQUISITION

                              VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS


                                                                    CLASS OF UNITS
                                       --------------------------------------------------------------------
                                        SERIES A   VALUE      PERCENTAGE  SERIES B-1    VALUE    PERCENTAGE
                                       PREFERRED    OF            OF      PREFERRED      OF          OF
                                         UNITS   SERIES A      SERIES A     UNITS    SERIES B-1  SERIES B-1
                                       ---------------------------------  ---------------------------------
Vornado Realty Trust                   5,789,239 $297,508,992 100.0000%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.                                          200,000   $10,000,000  22.23%
Merchandise Mart Owners, L.L.C.                                           699,566   $34,978,300  77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic -- Crystal City
  OP Holding Inc.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alice C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                    CLASS OF UNITS
                                       --------------------------------------------------------------------
                                       SERIES B-2    VALUE    PERCENTAGE  SERIES C-1     VALUE    PERCENTAGE
                                       PREFERRED      OF          OF      PREFERRED       OF          OF
                                         UNITS    SERIES B-2  SERIES B-2    UNITS     SERIES C-1  SERIES C-1
                                       ---------------------------------  ---------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.       100,000    $5,000,000   22.23%
Merchandise Mart Owners, L.L.C.        349,783   $17,489,150   77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic - Crystal
 City OP Holding Inc.

Jacob H. Froelich, Jr.                                                    150,067  $ 5,352,890   20.0648%
S.D. Phillips                                                               9,976  $   355,844    1.3338%
George W. Lyles                                                            70,044  $ 2,498,469    9.3653%
Canoe House Partners, LLC                                                 200,090  $ 7,137,210   26.7531%
Roaring Gap Limited Partnership                                           290,158  $10,349,936   38.7957%
Phillips Property Company, LLC                                             27,577      983,672    3.6872%

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                      CLASS OF UNITS
                                            --------------------------------------------------------------------------
                                            SERIES D-1    VALUE    PERCENTAGE    SERIES E-1     VALUE      PERCENTAGE
                                            PREFERRED      OF          OF         PREFERRED       OF           OF
                                              UNITS     SERIES D-1  SERIES D-1      UNITS     SERIES E-1    SERIES E-1
                                            --------------------------------------------------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.
Merchandise Mart Owners, L.L.C.
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.      3,500,000   87,500,000   100.00%

Commonwealth Atlantic Properties Inc.                                            3,899,333    194,966,650  78.02%
Commonwealth Atlantic-Crystal                                                    1,098,667     54,933,350  21.98%
  City OP Holding Inc.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                               CLASS OF UNITS
                                       -----------------------------------------------------------------------------------
                                             COMMON UNITS                           TOTAL          VALUE        PERCENTAGE
                                       -------------------------------------------  COMMON         COMMON         COMMON
                                          A           C          D            E     UNITS          UNITS          UNITS
                                       -----------------------------------------------------------------------------------
Vornado Realty Trust
Vornado Realty Trust                   43,527,559                                   43,527,559  $1,552,628,030  46.7113%
Vornado Finance Corp                   35,282,694                                   35,282,694  $1,258,533,695  37.8634%
Vornado Investment Corporation          3,666,666                                    3,666,666    $130,789,976   3.9349%
40 East 14 Realty Associates                                                                 0              $0   0.0000%
  General Partnership                   1,639,278                                    1,639,278     $58,473,046   1.7592%
825 Seventh Avenue Holding Corporation    235,516                                      235,516      $8,400,856   0.2527%
Menands Holdings Corporation              536,524                                      536,524     $19,137,811   0.5758%
Two Guys From Harrison, N.Y., Inc.        180,890                                      180,890      $6,452,346   0.1941%

Washington Design Center, L.L.C.           65,807                                       65,807      $2,347,336   0.0706%
Merchandise Mart Owners, L.L.C.                                                              0              $0   0.0000%
Merchandise Mart Enterprises, L.L.C.      395,967                                      395,967     $14,124,143   0.4249%
World Trade Center Chicago, L.L.C.        603,948                                      603,948     $21,542,825   0.6481%

Greene Street 1998 Exchange Fund, L.P.                                                       0              $0   0.0000%

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic-Crystal City
  OP Holding Inc.

Jacob H Froelich, Jr.                     202,411                                      202,411      $7,220,000   0.2172%
S.D. Phillips                                   0                                            0              $0   0.0000%
George W Lyles                                  0                                            0              $0   0.0000%
Canoe House Partners, LLC                       0                                            0              $0   0.0000%
Roaring Gap Limited Partnership                 0                                            0              $0   0.0000%
Phillips Property Company, LLC                  0                                            0              $0   0.0000%

                                                                                                                 1.4522%

The Mendik Partnership, L.P.                       2,512,023                         2,512,023     $89,603,860   2.6958%
Mendik Realty Company, Inc.                   161                                          161          $5,743   0.0002%
FW / Mendik REIT, L.L.C.          (2)                486,540                           486,540     $17,354,882   0.5221%
Mendik RELP Corp.                                        846                               846         $30,177   0.0009%
2750 Associates                                                     2,704                2,704         $96,452   0.0029%
Abrams, Trust U/W/O Ralph                                           7,244                7,244        $258,393   0.0078%
Adler, Robert                                                       2,496                2,496         $89,032   0.0027%
Alpert, Vicki                                                       5,228                5,228        $186,483   0.0056%
Ambassador Construction Company, Inc.                              37,178               37,178      $1,326,139   0.0399%
Aschendorf-Shasha, Ellen                                            1,710                1,710         $60,996   0.0018%
Ash, Herbert                                                          154                  154          $5,493   0.0002%
Aubert, Trust FBO Lysa                                                                       0              $0   0.0000%
  UWO Barbara Schwartz                                              4,278                4,278        $152,596   0.0046%
Aubert, Trust FBO Lysa                                                                       0              $0   0.0000%
  UWO Ellis Schwartz                                                  256                  256          $9,132   0.0003%
Barr, Thomas                                                        1,844                1,844         $65,775   0.0020%
Barkin, Leonard                                                       962                  962         $34,315   0.0010%
Batkin, Nancy                                                           0                    0              $0   0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98        108                   6,338                6,446        $229,929   0.0069%
Berenson, David                                                     1,034                1,034         $36,883   0.0011%
Berenson, Joan                                                      1,382                1,382         $49,296   0.0015%
Berenson, Richard                                                     842                  842         $30,034   0.0009%
Berenson, Robert                                                    1,762                1,762         $62,851   0.0019%
Berger, Alica C.                                                      374                  374         $13,341   0.0004%
Bianculli, Louis                                                    5,604                5,604        $199,895   0.0060%
Bierman, Jacquin                                                    5,376                5,376        $191,762   0.0058%
Blumenthal, Joel Marie                                                154                  154          $5,493   0.0002%
Braverman, Madlyn                                                  35,032               35,032      $1,249,591   0.0376%
Bonk, Chris                                           75,344                            75,344      $2,687,520   0.0809%
Carb, Sally                                                         1,793                1,793         $63,956   0.0019%
Carney, Thomas                                                      1,419                1,419         $50,616   0.0015%
Chambers, Robert                              145                   7,961                8,106        $289,141   0.0087%
CHO Enterprises                                                     5,364                5,364        $191,334   0.0058%
Dembner, Shirley                              145                      78                  223          $7,954   0.0002%
Dembner, Shirley UGMA                                                                        0              $0   0.0000%
  for Lindsey Dembner                                               3,462                3,462        $123,490   0.0037%
Doner, Max                                                          3,364                3,364        $119,994   0.0036%
Downey, Michael                                       83,226                            83,226      $2,968,671   0.0893%
Dryfoos, Jacqueline                                                   962                  962         $34,315   0.0010%
Dubrowski, Raymond                                                  2,304                2,304         $82,184   0.0025%
Evans, Ben                                                            104                  104          $3,710   0.0001%
Field, Walter L.                                                    1,680                1,680         $59,926   0.0018%
Jesse Fierstein & Co.                                               4,045                4,045        $144,285   0.0043%
Fischer, Alan A.                                                    3,364                3,364        $119,994   0.0036%
Freedman, Robert                                                    5,770                5,770        $205,816   0.0062%
Gershon, Estate of Murray                                          10,494               10,494        $374,321   0.0113%
Getz, Howard                                                          333                  333         $11,878   0.0004%
Getz, Sandra                                                        7,328                7,328        $261,390   0.0079%
Getz, Sandra & Howard                                                 748                  748         $26,681   0.0008%

                                          TOTAL             TOTAL       PERCENTAGE
                                          UNITS             VALUE        INTEREST
                                        ----------     --------------    --------
Vornado Realty Trust                    90,858,366(1)  $3,331,924,752    82.2281%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.           365,807        $17,347,336     0.4281%
Merchandise Mart Owners, L.L.C.          1,049,349        $52,467,450     1.2948%
Merchandise Mart Enterprises, L.L.C.       395,967        $14,124,143     0.3486%
World Trade Center Chicago, L.L.C.         603,948        $21,542,825     0.5317%

Greene Street 1998 Exchange Fund, L.P.   3,500,000        $87,500,000     2.1594%

Commonwealth Atlantic Properties, Inc.   3,899,333       $194,966,650     4.8116%
Commonwealth Atlantic - Crystal City     1,098,667        $54,933,350     1.3557%
  OP Holding Inc.

Jacob H. Froelich, Jr.                     352,478        $12,572,890     0.3103%
S.D. Phillips                                9,976           $355,844     0.0088%
George W. Lyles                             70,044         $2,498,469     0.0617%
Canoe House Partners, LLC                  200,090         $7,137,210     0.1761%
Roaring Gap Limited Partnership            290,158        $10,349,936     0.2554%
Phillips Property Company, LLC              27,577           $983,672     0.0243%
                                                                          1.1694%
The Mendik Partnership, L.P.             2,512,023        $89,603,860     2.2113%
Mendik Realty Company, Inc.                    161             $5,743     0.0001%
FW / Mendik REIT, L.L.C.          (2)      486,540        $17,354,882     0.4283%
Mendik RELP Corp.                              846            $30,177     0.0007%
2750 Associates                              2,704            $96,452     0.0024%
Abrams, Trust U/W/O Ralph                    7,244           $258,393     0.0064%
Adler, Robert                                2,496            $89,032     0.0022%
Alpert, Vicki                                5,228           $186,483     0.0046%
Ambassador Construction Company, Inc.       37,178         $1,326,139     0.0327%
Aschendorf-Shasha, Ellen                     1,710            $60,996     0.0015%
Ash, Herbert                                   154             $5,493     0.0001%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Barbara Schwartz                       4,278           $152,596     0.0038%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Ellis Schwartz                           256             $9,132     0.0002%
Barr, Thomas                                 1,844            $65,775     0.0016%
Barkin, Leonard                                962            $34,315     0.0008%
Batkin, Nancy                                    0                 $0     0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98       6,446           $229,929     0.0057%
Berenson, David                              1,034            $36,883     0.0009%
Berenson, Joan                               1,382            $49,296     0.0012%
Berenson, Richard                              842            $30,034     0.0007%
Berenson, Robert                             1,762            $62,851     0.0016%
Berger, Alice C.                               374            $13,341     0.0003%
Bianculli, Louis                             5,604           $199,895     0.0049%
Bierman, Jacquin                             5,376           $191,762     0.0047%
Blumenthal, Joel Marie                         154             $5,493     0.0001%
Braverman, Madlyn                           35,032         $1,249,591     0.0308%
Bonk, Chris                                 75,344         $2,687,520     0.0663%
Carb, Sally                                  1,793            $63,956     0.0016%
Carney, Thomas                               1,419            $50,616     0.0012%
Chambers, Robert                             8,106           $289,141     0.0071%
CHO Enterprises                              5,364           $191,334     0.0047%
Dembner, Shirley                               223             $7,954     0.0002%
Dembner, Shirley UGMA                            0                 $0     0.0000%
  for Lindsey Dembner                        3,462           $123,490     0.0030%
Doner, Max                                   3,364           $119,994     0.0030%
Downey, Michael                             83,226         $2,968,671     0.0733%
Dryfoos, Jacqueline                            962            $34,315     0.0008%
Dubrowski, Raymond                           2,304            $82,184     0.0020%
Evans, Ben                                     104             $3,710     0.0001%
Field, Walter L.                             1,680            $59,926     0.0015%
Jesse Fierstein & Co.                        4,045           $144,285     0.0036%
Fischer, Alan A.                             3,364           $119,994     0.0030%
Freedman, Robert                             5,770           $205,816     0.0051%
Gershon, Estate of Murray                   10,494           $374,321     0.0092%
Getz, Howard                                   333            $11,878     0.0003%
Getz, Sandra                                 7,328           $261,390     0.0065%
Getz, Sandra & Howard                          748            $26,681     0.0007%

                                                                              Class of Units
                                       ---------------------------------------------------------------------------------------------
                                                              Common Units
                                       ------------------------------------------------------------
                                          A         C       D    E   Total      Value    Percentage   Total      Total    Percentage
                                                                    Common     Common      Common     Units      Value     Interest
                                                                     Units      Units       Units
                                       --------------------------------------------------------------------------------------------
Gold, Frederica                                               414       414      $14,767   0.0004%       414      $14,767   0.0004%
Ginsberg, Benedict                                            932       932      $33,244   0.0010%       932      $33,244   0.0008%
Goldberg, Clarence                                            916       916      $32,674   0.0010%       916      $32,674   0.0008%
Goldring, Stanley                                          10,833    10,833     $386,413   0.0116%    10,833     $386,413   0.0095%
Goldschmidt, Beatrice                                      22,045    22,045     $786,345   0.0237%    22,045     $786,345   0.0194%
Goldschmidt, Charles                                       10,752    10,752     $383,524   0.0115%    10,752     $383,524   0.0095%
Goldschmidt, Edward                                        12,842    12,842     $458,074   0.0138%    12,842     $458,074   0.0113%
Goldschmidt, C. Trust U/A/D 7/11/90                         8,389     8,389     $299,236   0.0090%     8,389     $299,236   0.0074%
Goldschmidt, Lawrence                                      92,454    92,454   $3,297,834   0.0992%    92,454   $3,297,834   0.0814%
Gorfinkle, Alaine                                             664       664      $23,685   0.0007%       664      $23,685   0.0006%
Gorfinkle, Lawrence                                         3,830     3,830     $136,616   0.0041%     3,830     $136,616   0.0034%
Gould Investors, L.P.                  458,964                      458,964  $16,371,246   0.4925%   458,964  $16,371,246   0.4040%
Green, Bernard                                             14,152    14,152     $504,802   0.0152%    14,152     $504,802   0.0125%
Green, Barbara                                              8,546     8,546     $304,836   0.0092%     8,546     $304,836   0.0075%
Greenbaum, David R.                        701                          701      $25,005   0.0008%       701      $25,005   0.0006%
Greif, Goldie                                               6,724     6,724     $239,845   0.0072%     6,724     $239,845   0.0059%
Gutenberg, Bernice                                            688       688      $24,541   0.0007%       688      $24,541   0.0006%
H L Silbert trustee U/W                                    19,976    19,976     $712,544   0.0214%    19,976     $712,544   0.0176%
 of H A Goldman
Hagler, Philip                                             14,631    14,631     $521,888   0.0157%    14,631     $521,888   0.0129%
Harteveldt, Robert L.                                       5,128     5,128     $182,916   0.0055%     5,128     $182,916   0.0045%
Hirsch, Phillip J.                                            338       338      $12,056   0.0004%       338      $12,056   0.0003%
Hirsch, Judith                                                338       338      $12,056   0.0004%       338      $12,056   0.0003%
Hrusha, Alan                                                1,844     1,844      $65,775   0.0020%     1,844      $65,775   0.0016%
Hutner, Anne Trust F/B/O                                    4,610     4,610     $164,439   0.0049%     4,610     $164,439   0.0041%
Hutner, Estate of Irwin                                    11,334    11,334     $404,284   0.0122%    11,334     $404,284   0.0100%
INS Realty Associates                                     269,516   269,516   $9,613,636   0.2892%   269,516   $9,613,636   0.2373%
Fierstein Co.                                              28,415    28,415   $1,013,563   0.0305%    28,415   $1,013,563   0.0250%
Jaffe, Elizabeth                                               76        76       $2,711   0.0001%        76       $2,711   0.0001%
Jones, Hazel                                                2,496     2,496      $89,032   0.0027%     2,496      $89,032   0.0022%
Kaufman, Robert M.                                            338       338      $12,056   0.0004%       338      $12,056   0.0003%
Klein, Robin                                                3,364     3,364     $119,994   0.0036%     3,364     $119,994   0.0030%
Knatten Inc.                                              141,998   141,998   $5,065,069   0.1524%   141,998   $5,065,069   0.1250%
Knight, Laureine                                  10,242             10,242     $365,332   0.0110%    10,242     $365,332   0.0090%
Komaroff, Stanley                                             576       576      $20,546   0.0006%       576      $20,546   0.0005%
Kosloff, Andrea                                                78        78       $2,782   0.0001%        78       $2,782   0.0001%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Adam Kosloff                                           2,116     2,116      $75,478   0.0023%     2,116      $75,478   0.0019%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Justin Kosloff                                         2,116     2,116      $75,478   0.0023%     2,116      $75,478   0.0019%
Koven, Irving                                                   0         0           $0   0.0000%         0           $0   0.0000%
Koven, Esther                                              11,208    11,208     $399,789   0.0120%    11,208     $399,789   0.0099%
Kowal, Myron as Custodian                                                 0           $0   0.0000%         0           $0   0.0000%
 for Andrew Kowal                                             748       748      $26,681   0.0008%       748      $26,681   0.0007%
Kramer, Saul                                                  652       652      $23,257   0.0007%       652      $23,257   0.0006%
Kuhn, James D.                           1,606   151,046            152,652   $5,445,097   0.1638%   152,652   $5,445,097   0.1344%
Kuhn, Leo                                                     902       902      $32,174   0.0010%       902      $32,174   0.0008%
Kurshan, Herbert                                            2,496     2,496      $89,032   0.0027%     2,496      $89,032   0.0022%
Lauder, Leonard                                             4,660     4,660     $166,222   0.0050%     4,660     $166,222   0.0041%
Lauder, Ronald                                              4,660     4,660     $166,222   0.0050%     4,660     $166,222   0.0041%
Leff, Joseph                                                3,364     3,364     $119,994   0.0036%     3,364     $119,994   0.0030%
Leff, Valerie                                               3,364     3,364     $119,994   0.0036%     3,364     $119,994   0.0030%
Lefkowitz, Howard                                             414       414      $14,767   0.0004%       414      $14,767   0.0004%
LeRoy Partners                                                  0         0           $0   0.0000%         0           $0   0.0000%
Liroff, Harriett                                           12,166    12,166     $433,961   0.0131%    12,166     $433,961   0.0107%
Liroff, Richard                                             1,532     1,532      $54,646   0.0016%     1,532      $54,646   0.0013%
Loewengart, Irene                                           1,664     1,664      $59,355   0.0018%     1,664      $59,355   0.0015%
Lovitz, David                                               2,244     2,244      $80,043   0.0024%     2,244      $80,043   0.0020%
M. Westport Associates                             3,412              3,412     $121,706   0.0037%     3,412     $121,706   0.0030%
Maayan Partners                                             9,616     9,616     $343,003   0.0103%     9,616     $343,003   0.0085%
Marvin, Morton                                                914       914      $32,602   0.0010%       914      $32,602   0.0008%
Marvin, Suzanne                                                76        76       $2,711   0.0001%        76       $2,711   0.0001%
Maynard, Jean                                               2,304     2,304      $82,184   0.0025%     2,304      $82,184   0.0020%
Mazer, David                                                6,724     6,724     $239,845   0.0072%     6,724     $239,845   0.0059%
Mazer, Richard                                              6,724     6,724     $239,845   0.0072%     6,724     $239,845   0.0059%
Mendik, Bernard                         13,162                       13,162     $469,489   0.0141%    13,162     $469,489   0.0116%
Mendik, Susan                                        976      930     1,906      $67,987   0.0020%     1,906      $67,987   0.0017%
Mendik, Susan Trust                         36              4,474     4,510     $160,872   0.0048%     4,510     $160,872   0.0040%
  /w/o Jean A. Batkin
L.C. Migdal & Ellin Kalmus,                                               0           $0   0.0000%         0           $0   0.0000%
Trustees of Trust "B"
 u/w/o of Murray Silberstein                               10,256    10,256     $365,832   0.0110%    10,256     $365,832   0.0090%
Mil Equities                                               13,334    13,334     $475,624   0.0143%    13,334     $475,624   0.0117%
Myers Group III, Inc.                   17,641                       17,641     $629,254   0.0189%    17,641     $629,254   0.0155%
Myers Group IV, Inc.                   126,979                      126,979   $4,529,341   0.1363%   126,979   $4,529,341   0.1118%
Nevas, Alan                                        1,636              1,636      $58,356   0.0018%     1,636      $58,356   0.0014%
Nevas, Leo                                         3,271              3,271     $116,677   0.0035%     3,271     $116,677   0.0029%
Nicardo Corporation                                             0         0           $0   0.0000%         0           $0   0.0000%
Novick, Lawrence                                              154       154       $5,493   0.0002%       154       $5,493   0.0001%
Oestreich, David A.                                        38,808    38,808   $1,384,281   0.0416%    38,808   $1,384,281   0.0342%
Oestreich, Joan E.                                         38,802    38,802   $1,384,067   0.0416%    38,802   $1,384,067   0.0342%

------------------------------------------------------------------------------------------------------------------------------------
                                   Series A    Value   Percentage  Series B-1  Value    Percentage  Series B-2  Value    Percentage
                                   Preferred    of        of       Preferred     of         of      Preferred    of         of
                                    Units    Series A  Series A     Units   Series B-1  Series B-1    Units   Series B-2  Series B-2
------------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust, 12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable Living
  Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                    ----------------------------------  -----------------------------  -----------------------------
     TOTAL                          5,789,239  $297,508,992  100.0000%  899,566  $44,978,300  100.00%  449,783  $22,489,150  100.00%
                                    ----------------------------------  -----------------------------  -----------------------------

                                                                Class of Units
------------------------------------------------------------------------------------------------------------------
                                Series C-1      Value       Percentage    Series D-1      Value       Percentage
                                Preferred        of            of         Preferred        of            of
                                  Units       Series C-1    Series C-1      Units       Series D-1    Series D-1
------------------------------------------------------------------------------------------------------------------

Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust
  UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust,
  12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable
  Living Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO
  Carolynn UWO Barbara
  Schwartz
Schwartz, Trust FBO
  Carolynn UWO
  Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family
  Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                   ----------------------------------       ----------------------------------
     TOTAL                         747,912   $26,678,021     100.00%        3,500,000    $87,500,000  100.00%
                                   ----------------------------------       ----------------------------------

                                              Class of Units
-----------------------------------------------------------------------
                                               Common Units
                                      ---------------------------------
                                       A           C           D
-----------------------------------------------------------------------

Oestreich, Sophy                                                  4,610
Oppenheimer, Martin J.                                              338
Oppenheimer, Suzanne                                                338
Oshatz, Michael P.                                               30,180
Phillips, Family Trust UWO Edith                                      0
Phillips, Jonathan                                                3,364
Phillips, Lynn                                                    3,364
Phillips, Estate of John D.                                           0
Plum Partners L.P.                                                    0
Prentice Revocable Trust, 12/12/75                                2,601
RCAY S.A.
Reichler, Richard                                                 5,400
Reingold, Suzy                                                    4,888
Roberts, H. Richard                                              39,426
Roche, Sara                                                       3,364
Rolfe, Ronald                                                     1,844
Rosenberg, Ilse                                                     576
Rosenheim, Revocable Living
  Trust of Edna                                                   1,124
Rosenzveig, Abraham                                               3,744
Rubashkin, Martin                                                   460
Rubin, Murray M.                                                  3,364
Sahid, Joseph                                                     1,844
Saunders, Paul                                                    1,844
Saul, Andrew                                                     20,196
Schacht, Ronald                                                     988
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz                                                256
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz                                                256
Shapiro, Howard                                                     932
Shapiro, Howard A.                                                  336
Shapiro, Robert I.                                                3,364
Shasha, Alfred                                                    5,770
Shasha, Alfred A. & Hanina                                        7,484
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94                                            13,676
Shasha, Robert Y.                                                 1,710
Shasha-Kupchick, Leslie                                           3,418
Sheridan Family Partners, L.P.                                   15,944
Shine, William                                                    2,766
Silberstein, John J.                                  75,140
Silbert, Harvey I.                                               19,976
Simons, Robert                                                    3,364
Sims, David                                           52,938
Slaner, Estate of Alfred P.                                      34,958
Steiner, Phillip Harry                                            1,124
Steiner, Richard Harris                                           1,124
Tannenbaum, Bernard                                                 912
Tannenbaum, Bernice                                                  76
Tartikoff Living Trust                                            3,364
Winik, Trust U/W/O Carolyn                                        3,364
Watt, Emily                                                       1,332
Wang, Kevin                                           77,458
Weissman, Sheila                                                    664
Williams, John                                                    2,244
                                      ---------------------------------
     TOTAL                            86,956,908   3,534,098  1,340,011
                                      ---------------------------------

                                            Total          Value          Percentage
                                           Common         Common           Common           Total       Total        Percentage
                                    E       Units          Units            Units           Units       Value         Interest
--------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy                             4,610         $164,439        0.0049%           4,610        $164,439     0.0041%
Oppenheimer, Martin J.                         338          $12,056        0.0004%             338         $12,056     0.0003%
Oppenheimer, Suzanne                           338          $12,056        0.0004%             338         $12,056     0.0003%
Oshatz, Michael P.                          30,180       $1,076,521        0.0324%          30,180      $1,076,521     0.0266%
Phillips, Family Trust UWO Edith                 0               $0        0.0000%               0              $0     0.0000%
Phillips, Jonathan                           3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Phillips, Lynn                               3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Phillips, Estate of John D.                      0               $0        0.0000%               0              $0     0.0000%
Plum Partners L.P.                               0               $0        0.0000%               0              $0     0.0000%
Prentice Revocable Trust, 12/12/75           2,601          $92,778        0.0028%           2,601         $92,778     0.0023%
RCAY S.A.                            0           0               $0        0.0000%               0              $0     0.0000%
Reichler, Richard                            5,400         $192,618        0.0058%           5,400        $192,618     0.0048%
Reingold, Suzy                               4,888         $174,355        0.0052%           4,888        $174,355     0.0043%
Roberts, H. Richard                         39,426       $1,406,325        0.0423%          39,426      $1,406,325     0.0347%
Roche, Sara                                  3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Rolfe, Ronald                                1,844          $65,775        0.0020%           1,844         $65,775     0.0016%
Rosenberg, Ilse                                576          $20,546        0.0006%             576         $20,546     0.0005%
Rosenheim, Revocable Living                      0               $0        0.0000%               0              $0     0.0000%
  Trust of Edna                              1,124          $40,093        0.0012%           1,124         $40,093     0.0010%
Rosenzveig, Abraham                          3,744         $133,548        0.0040%           3,744        $133,548     0.0033%
Rubashkin, Martin                              460          $16,408        0.0005%             460         $16,408     0.0004%
Rubin, Murray M.                             3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Sahid, Joseph                                1,844          $65,775        0.0020%           1,844         $65,775     0.0016%
Saunders, Paul                               1,844          $65,775        0.0020%           1,844         $65,775     0.0016%
Saul, Andrew                                20,196         $720,391        0.0217%          20,196        $720,391     0.0178%
Schacht, Ronald                                988          $35,242        0.0011%             988         $35,242     0.0009%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $152,596        0.0046%           4,278        $152,596     0.0038%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $9,132        0.0003%             256          $9,132     0.0002%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $152,596        0.0046%           4,278        $152,596     0.0038%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $9,132        0.0003%             256          $9,132     0.0002%
Shapiro, Howard                                932          $33,244        0.0010%             932         $33,244     0.0008%
Shapiro, Howard A.                             336          $11,985        0.0004%             336         $11,985     0.0003%
Shapiro, Robert I.                           3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Shasha, Alfred                               5,770         $205,816        0.0062%           5,770        $205,816     0.0051%
Shasha, Alfred A. & Hanina                   7,484         $266,954        0.0080%           7,484        $266,954     0.0066%
Shasha, Alfred & Hanina                          0               $0        0.0000%               0              $0     0.0000%
  Trustees UTA 6/8/94                       13,676         $487,823        0.0147%          13,676        $487,823     0.0120%
Shasha, Robert Y.                            1,710          $60,996        0.0018%           1,710         $60,996     0.0015%
Shasha-Kupchick, Leslie                      3,418         $121,920        0.0037%           3,418        $121,920     0.0030%
Sheridan Family Partners, L.P.              15,944         $568,722        0.0171%          15,944        $568,722     0.0140%
Shine, William                               2,766          $98,663        0.0030%           2,766         $98,663     0.0024%
Silberstein, John J.                        75,140       $2,680,244        0.0806%          75,140      $2,680,244     0.0661%
Silbert, Harvey I.                          19,976         $712,544        0.0214%          19,976        $712,544     0.0176%
Simons, Robert                               3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Sims, David                                 52,938       $1,888,298        0.0568%          52,938      $1,888,298     0.0466%
Slaner, Estate of Alfred P.                 34,958       $1,246,952        0.0375%          34,958      $1,246,952     0.0308%
Steiner, Phillip Harry                       1,124          $40,093        0.0012%           1,124         $40,093     0.0010%
Steiner, Richard Harris                      1,124          $40,093        0.0012%           1,124         $40,093     0.0010%
Tannenbaum, Bernard                            912          $32,531        0.0010%             912         $32,531     0.0008%
Tannenbaum, Bernice                             76           $2,711        0.0001%              76          $2,711     0.0001%
Tartikoff Living Trust                       3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Winik, Trust U/W/O Carolyn                   3,364         $119,994        0.0036%           3,364        $119,994     0.0030%
Watt, Emily                                  1,332          $47,512        0.0014%           1,332         $47,512     0.0012%
Wang, Kevin                                 77,458       $2,762,927        0.0831%          77,458      $2,762,927     0.0682%
Weissman, Sheila                               664          $23,685        0.0007%             664         $23,685     0.0006%
Williams, John                               2,244          $80,043        0.0024%           2,244         $80,043     0.0020%
                                   ------------------------------------------------    -----------  --------------   ---------
     TOTAL                          0   93,184,221    3,332,995,891      100.0000%     109,568,721  $4,052,050,355   100.0000%
                                    -----------------------------------------------    -----------  --------------   ---------



(1) Directly and through the following subsidiaries: Vornado Finance Corp., Vornado Investments Corporation, 40 East 14 Realty Associates General Partnership, 825 Seventh Avenue Holding Corporation, Menands Holding Corporation, and Two Guys From Harrison, N.Y., Inc.

(2) Pledged. (See Section 11.3.F of the Operating Partnership Agreement.)


Common Units
------------
Vornado                       85,069,127
Original Mendik Partners       6,218,994
Kennedy Partners               1,065,722
Freezer Services Partners        144,620
Westport Partners                  8,319
770 Broadway Partner             458,964
20 Broad Partners                 16,064
High Point Partners              202,411
                              ----------
                              93,184,221
                              ==========

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
9th Floor Associates                               736
Aaron Albert A                                   4,413
ABC Carpet                                       3,310
ABC Carpet                                       2,132
Adams, Boyce                                       736
Adams, Denton L.                                 1,066
Adam, Mahmoud                                    1,324
Alexander, Clifford                              3,503
Allen Richard                                    1,104
Allen, Charlotte trust                           8,826
Allen, Michael                                   2,648
Allen, William A                                 1,104
Allison, John W.                                 1,066
Allison. Enide                                   2,207
Allsion, Donald                                  1,104
Amaradio Anthony J.                              8,826
Amato, Alfonso                                     990
Anastasio, Martin                                1,181
Andersen, Ronald D.                              1,066
Anderson-Dazey A Partnership                     2,795
Anderson, C                                        736
Anderson, Jack                                   1,752
Anderson, Kent                                   2,942
Anderson, Ronald R                               2,132
Angiuli, Michael                                 2,942
Ard, Marsha                                        442
Argyle Ltd.                                      4,413
Armbruster, Raytmond                             2,437
Arnold, John R.                                  4,413
Asher, George                                    7,462
Asher, George                                    1,030
Ashford, Will                                    2,361
Auray, Delbert L                                 2,437
Austin, Michael                                  1,104
Bailey, Carl                                       736
Bain, Robert                                     2,132
Balda, John                                        736
Ballard, Thurman                                 2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Bardaglio, George W.                               686
Barksdale, Larry                                 1,181
Barlett, Danny A                                   572
Barnard, Bob                                     2,942
Barnes, Dianne H.                                2,207
Barnes, Roy                                      1,104
Barnett, Kimbrew                                   662
Barnett, William                                   662
Barrett, Robert                                  1,729
Barwick, Edward                                    990
Beall, M. Scott                                  1,447
Bear Lake Partners                               4,413
Bear, Jack I.                                      610
Beckett, Carolyn                                13,238
Belk, Dewitte                                    2,437
Bellini, Carl                                    2,285
Belli, Elmer                                     3,808
Bell, Robert L                                   2,207
Belzer, Irvin S                                    552
Benkwith, Sanders                                  990
Bennett, Thomas                                  1,177
Benson, James                                    1,104
Berenson, Richard                                4,569
Berman, Stanley                                  3,678
Bernatchez, Ernest                                 662
Berolzheimer, Philip                             1,030
Berry, Rex                                         610
Bharathi, Aiyanadar                                762
Bhatia, Neera                                    2,132
Bice Jr, Robert                                  1,219
Bice, Robert                                     1,143
Bistline, F                                        552
Bjorkman, Lars                                   1,104
Black, Michael                                   2,970
Black, Roy G.                                    1,839
Blanke, Richard                                  1,066
Blass, Bill                                      1,545
Blessing, Norbert                                3,427

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Blincow, Donald                                  1,066
Block, Harlan & Sandra                             589
Bloomfield, Donald P.                              368
Blose, R. Dennis                                 2,437
Boas, Donald                                     2,207
Bolger, Margaret                                 1,219
Bonaventure, Robert                                305
Bonsanti, Robert L.                                572
Boorstein, William                                 724
Bourque, J                                         736
Bourque, J                                         762
Bower, Thomas                                    1,177
Bowman, Donald                                   1,104
Bradley, Arthur                                    589
Brady, Alfred B                                    762
Brady, Timothy                                     368
Brand, Michael                                   4,413
Bransford, Helen                                 1,219
Bransford, JMD                                   1,219
Bransford, John                                  1,219
Bressler, R.M.                                     736
Briant, Andy                                     1,066
Broidy, Steven D                                 2,207
Brown, Gordon R.                                 2,285
Bruch, Thomas                                    1,104
Brunson, Kenneth                                 1,143
Brylawski, E. Fulton                             7,615
Buchanan, Keith                                    572
Buch, Wally S.                                   1,599
Buck Trust                                       1,030
Buncher, James E                                   914
Burke, Joseph T.                                 1,104
Bussing, Constance                               1,752
Bustrum, Glenn                                     305
Busuttil, Ronald                                 2,207
Butterworth, Jr., Thomas                         1,324
Byers, J.S.                                      4,413
Byrnes, Don                                        610

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Byron, Mark & Barb                               1,143
Cameron, Harold B                                  762
Campanelli, Nicholas                             2,285
Cannon, Charles                                  4,569
Carpi, Leonard                                   1,066
Carroll, Druscilla                                 295
Carson, James                                      368
Cefalo, Robert                                     952
Cenci, Robert                                      295
Chaine Gerald H                                  3,960
Chestnut, William J.                             1,839
Choate, Guy                                        552
Choice Investment                                3,457
Chupp, Verlin R.                                 1,324
Chynoweth, Alan G.                               2,132
Clardy, Bertha                                   2,207
Clarkson, James                                  1,030
Clove, Leonard                                   1,066
Cogan, James                                       762
Cohen, Albert H                                  3,678
Cohen, Jerry                                       610
Colaco, Mary                                     2,132
Coleman, John                                      552
Cole, Gordon                                       305
Cole,E Herschel                                  1,177
Collins Oldsmobile                               1,030
Collins, David L                                 2,132
Collins, Fred                                    1,066
Conrad, Allan                                    2,574
Coulson, Jr., Frank                                552
Cowan, Gary                                        368
Cozine, William                                  1,676
Craig, William                                     515
Crosby, Robert                                   1,523
Crossland, Robert                                  533
Crout, J. Richard                                1,143
Crowe, Arthur                                      589
Cruz, Peter                                      1,324

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Cummings, Paul                                   1,030
Cunnington, Thomas                               1,030
Cutler, Verne                                      952
D & T Real Estate                                2,132
Dalgleish, J. Martin                             1,904
Dalton, John                                       762
Dalton, Wallace                                  2,207
Dalton, Wallace                                  1,471
D'Angelo, George J.                              2,942
Daniel, Barry                                      368
Davidson, Eugene                                 2,285
Davini, Dave                                       990
Davini, David                                      305
Decker, Gary                                       572
Deeney, Terrence                                   883
Derck, Anthony D.                                3,046
Derkson, DJ                                      3,457
Dever, Michael                                   1,030
Dhailiwal, Avtar                                 2,437
Dickerman, Sidney                                  610
Dixon, Richard Jobie                             1,714
Dofour, John                                       495
Dolgin, Lyla                                     1,030
Dominey, Sam                                     8,528
Donnelly, Vincent T                              1,104
Donnelson, Ken                                   2,207
Dosch, Darwin B.                                 1,104
Doss, David                                        762
Douglas & Canipe Ass.                            2,285
Draper, Jean L.                                    914
Drayer, Jan I.M.                                   305
Drewery, Ruth                                    2,742
Drotleff, James R.                               1,030
Drucker, Richard                                 1,104
Druker, Esmond                                     572
Dudzik, Thaddeus                                 1,676
Dugger, Ronald F.                                  305
DuPont, Frank                                    2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Earle, Harry                                       572
Eazell, Dale                                       295
Eddy, Donald L                                     305
Eisenberg, Ivan                                  2,574
Eisenberg, Ivan & Bernice Trust                  2,132
Ellis, Rodgers                                     762
Ellis, Rodgers                                   1,523
Ellis, Vernon                                      762
Elowitt, Steven                                  2,207
Elo, Denis                                         305
Elsen, Paul                                        736
Elson, William O                                   952
Engdahl, Gordon                                    736
Engelstein, Charles                              1,219
Engel, Lee                                       2,285
Englehorn, T.D.                                  1,980
Epprecht, Walter                                   736
Epprecht, Walter                                 4,264
Epstein, Harold                                    883
Epstein, Raymond                                 4,413
Epstein, Ted                                     1,030
Erdle, Jack                                      1,030
Erlicht, Lewis                                   1,066
Ettari, Frank                                    1,030
Eurdolian, John                                  2,285
Ewing, John                                      1,143
Fadal, Richard G.                                  762
Fairchild, Paul W.                               2,285
Farkas, Benjamin & Ellen                         2,207
Feinberg, Donald & Marilyn                       1,980
Feinberg, William                                  368
Feldman Trust                                    2,648
Fields, Nellie                                   3,046
Fierle, Robert                                   1,030
Fike, Lester L                                   4,569
Fike, Lester L., Jr.                             5,590
Fillhardt, Charles                               1,104
Finkel, Gary                                     2,285

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Fink, Donald                                     1,104
Fishman, Yoram                                     552
Flandry, Robert E., Sr.                          2,795
Fleischman, Charles                              1,030
Flekman, Manny                                   1,143
Fleming, Richard                                   773
Flood, James C.                                  4,569
Florian, U                                         736
Flynn, James                                       368
Fox, Steven Kirk                                 3,198
Frankel, Edward                                    736
Frankel, Nancy                                     952
Frawley, David A.                                1,030
Friedlaender, Trust                              1,104
Friou, Roger                                     1,104
Funderburk, Larry                                  762
GA & Orachien Partnership                        4,569
Galbraith, Robert                                1,030
Galler, Andrew                                   1,143
Gants, Robert                                      610
Gardner, John                                      572
Gardner, Ronald                                  1,324
Gatlin, Larry W                                  2,132
Gavranovic, William J                            1,471
Gay, Robert                                      1,104
Geesaman, Richard                                  305
George E. Esham,MD                               1,523
Gerstel, Bryan R                                 1,177
Gibbons, Gerald                                    610
Gibson, John                                     2,437
Gibson, William                                    762
Gish, James                                      1,523
Glass, Cecil                                     1,066
Glass, Jr. John                                  2,648
Glazer, Dennis                                   1,839
Godchaux Bros.                                   2,132
Goddard, John                                    1,143
Godwin, James                                      533

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Goldman, James                                   1,143
Golick Living Trust                              4,413
Goodman, Daniel E                                1,904
Gorenstein, Aryeh                                  589
Gradisar, Ivan A                                 1,143
Grant, Paul                                      1,828
Greenberg, Arnold                                1,324
Greene, Andrew                                     572
Green, Edward H                                    610
Gregorich, Norbert J                             3,808
Grodsky, Michael                                 1,904
Grodsky, Ronald                                  1,904
Grossman, Thomas G.                                762
Guthrie, Frank                                     572
Haas, Fox                                          990
Haas, John                                       8,826
Haas, John & Chara                               9,138
Hackett, Robert D                                  686
Hagan, John                                        762
Hales, Donald                                    1,030
Hall, Diane Holmes                               2,285
Hall, Lyle                                       1,030
Halpern, Andrew                                    762
Hames, Barbara R                                 4,874
Hamill, Joseph                                   2,207
Hamilton, Robert                                 1,398
Hamlin, Charles                                  1,030
Hampf, Frederick                                 1,471
Hancock, Rodney                                  1,143
Hanna Family Tr.                                   736
Hanna Trust                                      1,398
Hannah, Ray                                      1,986
Hargis, Donald                                   1,143
Harisis, TG                                      4,413
Harmon & Associates                             35,301
Harris, Arthur                                   1,219
Harris, Donald                                   2,132
Harris, Rosalyn                                  2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Hartley, Edith S.                                2,437
Harwood, James                                   1,324
Hawkins, Thad                                    4,569
Hedgecock, Jasper                                  762
Hendee, Roy                                      1,447
Hendricks, Larry                                 2,132
Her Invrestments                                 1,471
Herrera, Alfred J.                                 305
Hesser, William                                    572
Hess, Charles                                    2,285
Hess, Charles                                    1,523
Higgins, Charles                                   762
Hilb, Justin                                     2,285
Hildebrand, Boren                                1,471
Hinds, Don                                       1,523
Hoag, Elizabeth                                  1,471
Hochfelder, Gene                                 2,354
Hodes, Abram & Mildred                           1,219
Hodes, Abram & Mildred                           1,324
Hoffman, Herbert                                   368
Hoffman, Joseph                                    736
Holland Estate                                     368
Holly, James                                       762
Holly, James                                     3,731
Holwell, Robert                                  2,795
Hopkins, George                                  1,066
Hornstein, Eugene                                  952
Horton, Janie                                      762
Howie, MIchael                                   1,219
HSB Equipment                                    3,046
Huckel, Hubert E.                                1,066
Hueser, James N                                  3,678
Hullverson, Thomas                               4,569
Hunt, Albert A                                     533
Hunt, Albert A.                                    533
Hunt, Tanner Trett                                 305
Hurtig, Barbara                                  1,104
Huse, Stephen                                    1,324

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Hutchinson, Charles P                            2,285
Hyde, Richard                                    2,942
Ingram, Edith C.                                   589
Interstate Heating                               3,655
Isenstadt, Fred                                  1,219
Iverson, Larry MD                                  736
Izbicki, Carl                                    1,030
Jabin, Norman E.                                 1,143
Jae Trust                                          368
Jae Trust                                        6,092
Jagoda-Pyle Partnership                          3,678
Jagoda, Jo Kurth                                 1,523
Jankiewicz, Stanley                              2,437
Jasper, Herbert                                    838
Joel J. West, MD                                 1,523
Johnson, Carl                                      736
Johnson, Roland                                    662
Johnson, Samuel                                    736
Johnson, Samuel                                  1,143
Johnson, Tom                                       952
Johnson, Tom                                     1,839
Johns, R                                           572
Johns,O                                            368
Jones, Charles H                                 5,516
Jones, Norman                                      920
Joshua, Baskaran                                   736
Kahn, P. Frederick                               2,207
Kalinowski, Ed                                     305
Kanner, Robert                                     662
Kates, Richard                                     589
Kates, Richard                                     990
Kearns, Lyles                                    3,972
Kenan, Thomas S. III                             4,569
Kendrick, Frank                                  2,132
Kilpatrick, William                                368
Kimball, David                                   2,207
Kimball, Richard R.                              2,207
Kimmel, Marvin                                   1,030

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Kingmont Corporation                             4,569
King, Michael S.                                 1,066
King, Steven G                                   1,143
Kinsel, Joe                                      2,437
Kinsel, Joe Jr                                   2,437
Kirschner, Helen                                 2,132
Kiyasu, William                                  1,066
Klausner, Joel                                   3,503
Klein, Albert                                    1,219
Klugow, allen                                    1,104
Klump, Rob                                         736
Kmeta, Walter                                    2,207
Koboli, Daryoush                                 1,839
Koch, Karl                                       1,219
Koch, Karl                                       1,030
Koplik, Michael                                  1,752
Kosta, Nicholas                                  4,413
Kostin, Ben                                        589
Krusemark, FD                                    1,324
Kurzweg, III, Victor                             1,904
Lahourcade, John                                   686
Laing, Gerald                                      442
Lamar Airways                                    2,285
Lampman, J                                         368
Landolfi, Anthony                                2,207
Lange, Norman M.                                   952
Lattimore, James                                   990
Lee, William                                     1,030
Lenfest, H.F.                                    2,285
Leonard, James                                   1,066
Lerman, Stephen                                    920
Leslie, Seymour                                  2,354
Levine, Harris B                                 1,143
Levine, Joseph                                   1,066
Levy, Irvin                                      3,808
Lewis, Robert                                    2,795
Lindsey, Mildred & John                          1,104
Lind, Dennis                                       662

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Linscomb & Williams                                838
Lipson, Eugene                                     533
Locke, Karl                                        762
Lodyga, Ervin                                      662
Loeb, Stanley                                    1,104
Lohavichan, Virat                                4,569
Lombardo, John                                   2,132
Lombardo, John                                   1,030
Long, M                                          2,437
Long, M Phillip                                 11,032
Lowenraub, Jerome                                1,676
Lowe, Jonathan/Bihary, Joyce                       610
Lowinger, Louis                                  2,132
Lowinger, Morris                                 2,354
Lowinger, Morris                                 2,132
Ludwig, Glen L                                   8,528
Lyman, C. Bradley                                1,980
Lynn, Emerson                                    2,285
L.S.B. Partners                                  2,285
MacIlwaine, John                                   305
Madden, Joan                                       762
Madera Corporation                                 920
Madsen,, H. Stephen                              1,839
Mahler, Glenn                                      244
Mallin & Swersky                                   914
Manasevit, Stanley                               1,980
Manders, Gus H                                     515
Manders, Gus H                                   1,104
Maney, Thomas                                    1,143
Maple City Ice Company                           4,569
Margolis, Barbara                                2,132
Marks, Sara Ann Gross                            6,092
Marshall, Chester                                  515
Maruyama, Herbert H.                               762
Mathur, Arun K                                   2,437
Mathur, Arun K.                                  2,132
Mativi, Rob                                      1,904
Matthews, Arthur J                                 368

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Mayo, Joseph                                     2,132
May, Robert S.                                   1,143
Mc Cleary, Dale L                                  762
McBain, Laurie                                   2,132
McBain, Laurie                                   2,207
McConnell, Robert G                                762
McCool, Michael F                                  305
McDowell, Larry                                  1,839
McElroy, Michael                                 1,980
McKay, Malcom A                                  2,795
McKee, Elsworth                                  4,569
McKee, Jack                                      4,569
McKenna, James                                   1,980
McNeill, Gilbert                                   993
McNeill, Jack G                                    762
Mcneil, steven                                   1,219
McSpadden, Floyd                                   610
McSpadden, Patti P                                 610
Meador, Moorman                                  1,471
Meck Company                                     4,413
Meicher, Gordon                                    589
Meil, Leslie A.                                  2,132
Merlos, J                                          920
Methvin, Gaynell                                   736
Metz, Lawrence N.                                1,471
Meyer, Gary                                        736
Micheli, Donald                                  1,177
Millenium (replace KT)                           2,207
Minkoff, Leon & Janet                            1,523
Misrach, Ivan                                    1,219
Mitchell, George                                 4,569
MItchell, George                                 4,119
Mitchel, David                                   2,285
Mitchel, Stephen                                 2,285
Mitchel, Thomas                                  2,285
Montgomery, G                                      762
Morrison, Robert                                 1,104
Morris, David                                    1,030

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Mortimer, Susan & Philip                           736
Morton, Richard                                  1,030
Murray, John                                     1,030
Murray, Jr., John                                2,648
Murray, Larry                                    2,648
Nassi, Albert                                    3,046
Nelson, A                                        2,207
Nelson, Donald                                     993
Nelson, Erven & Frankie                          1,287
Nelson, John                                     1,143
Neumann, Nicholas H.                             2,171
Newhouse, Jeff                                   1,104
Newlin, Michael                                    920
Noble, Marvin J.                                 1,523
Odom, Douglas                                    1,447
O'Hara, Pat                                      2,207
Olson, Edmund                                      589
Olson, Joyce                                       421
Omnibus Associates                               4,413
O'Neill, Hugh                                    1,030
Oppenheim, Joan                                    736
Ordway, John                                     4,569
Outten, Claude                                   1,104
Owen, Kenneth D                                    368
Owen, Pere A.                                      610
Owen, R                                            736
Panama                                           2,437
Panter, Gideon                                   1,471
Parker, Max                                        552
Parris, Daniel                                     736
Pasqualicchio, Gary                                952
Patel, Jagdish                                     952
Pearson, Lyle                                    1,523
Peavyhouse, Joel                                 1,219
Peraldo Trust                                    2,132
Peraldo, Ronald L.                               1,066
Perry, William                                     993
Peterson, Charles                                3,046

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Pettis, Charles                                  1,030
Petzall, Gerhard                                 2,285
Phan, Nguyen K                                   1,104
Picazio, Stephen J.                                495
Plitt, Eugene                                    2,437
Pociask, William H.                              4,413
Poisner, Werner                                    762
Poma, Gino S.                                    4,264
Pomeranz, Steven L                                 610
Porter, Randall                                  1,066
Powell, Willis M                                 1,904
Presser, Neil N                                  1,324
Prischak, Joseph                                 1,030
Procter, Doak                                    1,219
Procter, Doak C. Jr.                               610
Provenzano, Richard                              1,324
Pruett, James                                    1,828
Quaritius, Jack                                    572
Quaritus, Jack                                     773
Quinn, Robert                                    2,132
Rabinowitz, Ivy                                  3,655
Randall, Zane                                      883
Ranvir Ltd.                                        762
Ray, Subrata                                     1,839
Raznick, David                                   1,104
REB Investments                                    990
Redman, Larry                                    1,324
Reeves, T. Joseph                                2,132
Regan, Gerald P                                  1,177
Regan, Gerald P.                                 2,207
Riemenschneider, Herbert                         1,523
Ringler, Charles                                 2,207
Roberts, John                                      552
Robinson, Alden                                    368
Robinson, Paul                                     736
Roe, Maudi                                       1,066
Rogers, Gary                                     1,904
Rogers, I. David                                 2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Romano, Jule                                     3,046
Rome, Mike                                         552
Rosenberg, Elliott                               1,904
Rosen, Arlene                                    1,030
Ross, Charles Ronald                               990
Rothman, Robert & Donna                            610
Roth, Elliot                                        35
Roth, Elliot                                        30
Roth, Elliot                                        29
Roth, Elliot                                        12
Roth, Elliot                                        31
Roth, Elliot                                         7
Roth, Elliot                                        11
Roth, Elliot                                        22
Roth, Elliot                                        70
Rudar, Norman                                      610
Ruder, Norman                                    2,207
Rushton, Alvey                                   1,030
Russo, James                                     1,398
Rusthoven, Terry                                   876
Rust, Dale M                                       990
Rutledge, III, Guy                               2,361
Sadar, Edward                                    2,285
Sadovsky, Marvin                                 1,324
Sajan Financial                                  2,132
Sarrafian, Edgar                                   762
Satiani, Bhagwan                                   762
Satiani, Bhagwan                                 1,839
Sato, Sam I                                      2,132
Saunders Trust                                   1,066
Savidge, Samuel                                    572
Scandizzo, John                                  2,285
Schaeffer, Karl                                  1,676
Schatten, Joan                                     610
Schiebler, Audrey                                1,181
Schiebler, Audrey L                                305
Schmidt, Benno C.                                1,030
Schmidt, Jareen                                  1,030

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Schmidt, Terrence                                  876
Schneider, Sandra                                  589
Schneider, Sandra                                1,104
Scholz, Jack V.                                    368
Schuessler, Carl                                 1,030
Schwartz, Arnold                                   773
Schwartz, Harold                                 1,471
Scott, Arthur                                    1,324
Scott, Brian                                       662
Scott, Gary                                      2,942
Seed, John                                       1,447
Segale, Angelo                                   1,030
Selinger, Irwin                                    736
Sensenbrenner, John                              2,132
Shagin, Felix                                    1,066
Shalam, John                                     1,219
Shapiro, Michael                                   552
Sharpe, Lawrence                                   295
Sheets, Phillis J.                                 736
Sher, David                                        736
Shieldknight, Jimmy                              1,177
Shieldknight, Marcia                               589
Shink, Simon                                       610
Shneider, David                                  1,030
Shollenberger, Dorothy                           2,285
Sigmund, Charles A.                                572
Silverstein, Stephen                             1,471
Silverstein, Stephen                             1,030
Smith, Boyd                                      4,413
Smith, De Lancey A                                 589
Smith, George                                    2,207
Smith, John                                      1,030
Smith, Laurence R. Jr. Trust                     2,795
Smith, Leslie E                                  2,132
Smith, Nathan                                    1,066
Smith, Sherwood                                  1,904
Smith, Stanley R.                                2,132
Smith, Vernon                                    1,980

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Soderberg, Joe                                   1,030
Solitare, Samuel                                 4,264
Sommers, Steven                                  1,177
Sorenson, John                                   2,132
Sosebee, Lee Allen                               3,678
Soskin, William                                  2,207
Southwest Trust                                  2,132
Sparks, Sam                                      1,104
Sparveri, Joseph W                                 589
Spencer, Donn                                      920
Spillar, Max L                                   1,471
Splan, Craig                                       762
Stafford, Louis                                  1,030
Stagnari, Elliott                                1,828
Stagnari, Ronald E.                                610
Stallworth, William                                736
Starr, Irwin P.                                    305
Steinbrink, William                              1,471
Stein, Robert                                    1,219
Stellato, Robert                                 1,104
Stenger, Michael                                 1,523
Stephens, Charles                                1,030
Stern, Larry & Karen Lee                         2,207
Stevens, Kenneth                                 1,066
Stevens, Lester F.                               2,132
Stevens, Ralph                                   1,714
Stewart, Charles E.                              2,132
Stinghen, Donato                                   515
Stocknoff, Alan                                  4,264
Stoddard, Ed                                     2,132
Stone, Justin                                      572
Strepig, Charles                                   184
Stufflebam, Rob                                    662
Stufflebam, Robert                                 724
St. Clair, Jr., Wilbur                             952
Sullivan, Denis                                  1,143
Sullivan, James F.                               1,839
Summers, Carrol E.                               2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Sundt, Estate of Thoralf                           572
Sussman, Bernard                                 2,207
Swann, E.F                                       1,104
Swann, Thomas                                    1,655
Swaykus, Bernard T.                                572
Sweet Family Ltd. Ptshp.                         1,523
Sweet, Ross                                      1,066
Swirsky, Myrna                                   1,980
S.P. Revocable Trust, Peck                       2,285
Tabbush, Jack                                    1,104
Taufield, Jeffrey Z.                               305
Taylor TrusT                                       515
Taylor, William                                    368
Temkovits, Robert H.                               552
Thomas, M. Ross                                  2,285
Thompson, Kent                                   1,181
Thompson, Robert                                   184
Thyrre, Marilyn                                  2,207
Tisch Tenants                                    2,207
Toolan, John P.                                  4,569
Tramontozzi, Anthony                             4,721
Trautman, William E                                736
Tromp, Leonard S                                 2,132
Trudeau, Garretson                                 736
Trumble, Ed                                      2,132
Trumble, Edward                                  1,545
Trumble, Edward P                                1,030
Tucker, Richard                                  1,030
Tupler, Austin                                   2,207
Turman, David                                      952
Turner, Clyde T.                                 4,413
Twining, Paul                                      589
Uible, John                                      4,569
Uible, John                                      2,207
Underwood, Leonard                               3,678
Usgaonker, RS                                    2,942
Van Meter, Stephen & Sharon                      3,960
Van Wieren, Clare                                2,437

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Vanadurongvan, Kanya                               572
Vance, Robert                                      920
Varble, Daniel                                   2,207
Vaughn Petroleum                                 4,264
Vaughn Petroleum                                21,473
Vaughn, Thomas F.                                1,143
Vigil, Dr. Alfredo                                 610
Wakefield, William J                               368
Waldorf Associates                               2,285
Waldorf, Kenneth                                 3,731
Walker, Barret                                     876
Wallace, John                                    1,177
Walter Eprecht And                               1,398
Wander, John                                     1,066
Ware, Charles T.                                   736
Ware, Cornelius                                  2,942
Ware, Cornelius S.                               1,471
Ware, Lamar                                      1,143
Watson, Diane Berenson                           2,285
Weatherbee, Robert                                 762
Weavil, David                                      736
Webb, Philip                                       305
Webb, Rhonda                                       305
Weiner, Stanford                                 2,207
Weintraub, George                                  368
Weiss, Benjamin J                                1,219
Weiss, Stanley                                   2,132
Wenck, William A.                                  368
Wesson, Craig                                    1,143
West Elizabeth Lumber                            1,471
West, Gerald                                       368
West, Joel J                                       305
Wheaton, Richard                                 2,437
Whisler, Jon                                       552
White, Martin                                    1,219
Whitley, Gerald                                    876
Wiegand, Edwin                                   1,219
Williamson, Heidi                                2,285

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Williams, Charles                                1,143
Wilner trust                                     1,398
Wilson, Plato                                    4,413
Wilson, Plato                                    2,354
Wilson, Susan                                    2,132
Wilson, W                                          589
Windfeldt, Peter                                   610
Witten, M.D. Bruce                               2,795
Witt, W. Thurman                                 2,285
Wolf, Albert                                     3,046
Wolf, Ronald                                       305
Woodman, Stephen                                   876
Wood, Dennis                                     1,839
Wood, James                                      1,219
Wood, James                                      1,219
Wright, John                                       412
Wright, Kenneth                                  2,132
Wright, Kenneth                                  2,060
Wyler, David                                       153
Wyler, Katherine                                   153
Yassine, Zouhair                                 2,285
Youngblood, Alice                                1,030
Zack, Herbert                                    4,413
Zack, Ronald                                     4,569
Zisser, Barry                                    1,324
Zubowski, Gale                                   2,207
                                       ----------------
                                              1,353,204
                                       ================